Income Taxes - Schedule of Components of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Foreign, U.S. and state net operating loss carryforwards	$ 1,517	$ 212
Accrued Expenses	12
Unrealized foreign exchange losses	62
Subtotal	1,591	212
Less valuation allowance	(1,430)
Total deferred tax assets	161	212
Net deferred tax assets	$ 161	$ 212